UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31635	95-4333817
(Commission File No.)	(IRS Employer Identification No.)
130 Baytech Drive, San Jose, California 95134
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 522-3100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On May 28, 2008, Endwave Corporation (“Endwave”) executed a revised agreement extending the terms of its existing 2 year chip supply agreement with Northrop Grumman Space & Mission Systems Corp. (“NGST”), effective May 12, 2008. The expiration date of the chip supply agreement has been extended seven months to a new date of April 30, 2009. In addition to the extended term, the revised agreement updates and revises chip pricing, delivery and volume commitments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION

Dated:	May 29, 2008	By:	/s/ BRETT W. WALLACE
Brett W. Wallace
		Title:	Executive Vice President and Chief Financial Officer